Consolidated Statements Of Shareholders' Equity (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Consolidated Statements Of Shareholders' Equity [Abstract]
Unrecognized actuarial loss, tax	$ 2,769	$ 2,689	$ 1,422
Interest rate swap, tax	1	187	385
Cash dividends declared per share	$ 0.32	$ 0.32	$ 0.32
Stock options and stock compensation plans, tax benefit	$ 123	$ 55	$ 105